As filed with the Securities and Exchange Commission on September 28, 2022
Securities Act Registration No. 333-112406
Investment Company Act Registration No. 811-02619
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 79 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 70 (X)
Check appropriate box or boxes
Prudential Government Money Market Fund, Inc.
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on September 29, 2022 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PGIM Government Money Market Fund

PROSPECTUS — September 29, 2022
INVESTMENT OBJECTIVE
Maximum current income consistent with stability of capital and the maintenance of liquidity
PGIM GOVERNMENT MONEY MARKET FUND
Purchase A: PBMXX	Exchange A: MJAXX	Exchange C: MJCXX	Purchase Z: PMZXX

The Securities and Exchange Commission
(“SEC”) has not approved or disapproved the
Fund's shares, nor has the SEC determined
that this prospectus is complete or accurate.
It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential
Investment Management Services LLC
(“PIMS”), member SIPC. PGIM Fixed Income
is a unit of PGIM, Inc. (“PGIM”), a registered
investment adviser. PIMS and PGIM are
Prudential Financial companies. © 2022
Prudential Financial, Inc. and its related
entities. The Prudential logo and the Rock
symbol are service marks of Prudential
Financial, Inc. and its related entities,
registered in many jurisdictions worldwide.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

Table of Contents
3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
3	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
7	BUYING AND SELLING FUND SHARES
7	TAX INFORMATION
7	PAYMENTS TO FINANCIAL INTERMEDIaries
8	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
8	INVESTMENT STRATEGIES AND INVESTMENTS
10	RISKS OF INVESTING IN THE FUND
15	HOW THE FUND IS MANAGED
15	BOARD OF DIRECTORS
15	MANAGER
15	SUBADVISER
15	DISTRIBUTOR
16	DISCLOSURE OF PORTFOLIO HOLDINGS
17	FUND DISTRIBUTIONS AND TAX ISSUES
17	DISTRIBUTIONS
17	TAX ISSUES
19	IF YOU SELL OR EXCHANGE YOUR SHARES
20	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
20	HOW TO BUY SHARES
26	HOW TO SELL YOUR SHARES
29	HOW TO EXCHANGE YOUR SHARES
31	FINANCIAL HIGHLIGHTS

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is maximum current income consistent with stability of capital and the maintenance of liquidity.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below buy and hold shares of the Fund. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None*
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z
Management fee	0.320%	0.320%	0.320%
Distribution and service (12b-1) fees	0.125%	None	None
Other expenses	0.185%	0.320%	0.100%
Total annual Fund operating expenses	0.630%	0.640%	0.420%
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$64	$202	$351	$786
Class C	$65	$205	$357	$795
Class Z	$43	$135	$235	$530
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund has a policy to invest under normal conditions 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will invest only in securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Fund seeks to invest in securities that present minimal credit risk. The Fund may invest significantly in securities with floating or variable rates of interest.
Visit our website at www.pgim.com/investments

In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.
Principal Risks.  All investments have risks to some degree. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Adjustable and Floating Rate Securities Risk. The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Government Money Market Fund

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions.
Money Market Fund Risk. There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. The SEC has proposed amendments to the rules applicable to money market funds, which, if adopted as proposed, could change the investment strategies, operations, and/or liquidity for certain money market funds.
Visit our website at www.pgim.com/investments

Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s investment manager may discontinue any temporary voluntary fee limitation.
Performance. The following bar chart shows the Fund's performance for Class Z shares for the last 10 calendar years. The following table shows the average annual returns of each of the Fund’s share classes. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Prior to March 30, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that as a government money market fund, the Fund no longer holds.  Consequently, the performance information below may have been different if the current investment limitations had been in effect prior to the Fund’s conversion to a government money market fund.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at pgim.com/investments .

Best Quarter:		Worst Quarter:
0.50%	2nd Quarter 2019	0.00%	2nd Quarter 2014

[1] The total return of the Fund’s Class Z shares for the period from January 1, 2022 through	June 30, 2022	was	0.08%	.

PGIM Government Money Market Fund

Average Annual Total Returns % (as of 12-31-21)1

Return Before Taxes	One Year	Five Years	Ten Years
Class A shares	0.08%	0.68%	0.35%
Class C shares	0.12%	0.69%	0.35%
Class Z shares	0.08%	0.80%	0.41%

7 Day Current Yield % (as of 12-31-21)[1]
Class A shares	0.01%
Class C shares	0.01%
Class Z shares	0.01%
1 The Fund's returns and yields are after deduction of expenses.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser
PGIM Investments LLC	PGIM Fixed Income
BUYING AND SELLING FUND SHARES
	Class A	Class C	Class Z
Minimum initial investment	$1,000	$1,000	None
Minimum subsequent investment	$100	$100	None
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z shares” in the Fund’s Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
Visit our website at www.pgim.com/investments

MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENT STRATEGIES AND INVESTMENTS
The Fund's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.
The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund has a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any changes in this 80% policy. The Fund may invest significantly in securities with floating or variable rates of interest. The Fund seeks to maintain a stable net asset value of $1.00 per share.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Fund is managed in compliance with regulations applicable to government money market mutual funds, specifically, Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The Fund will not acquire any security with a remaining maturity exceeding 397 calendar days (as defined by Rule 2a-7) or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Fund (i) maintains a dollar-weighted average portfolio maturity of 60 calendar days or less and (ii) a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions) of 120 calendar days or less.
The Fund is required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Fund complies with the diversification, quality and other requirements of Rule 2a-7. In general, this means that the Fund may only buy eligible securities that the Fund’s subadviser, pursuant to authority delegated by the Fund’s Board of Directors (“the Board”), has determined present minimal credit risks to the Fund.  This determination is based on an analysis which assesses the capacity of the security’s issuer or guarantor to meet its financial obligations. If, after purchase, the credit quality of an instrument deteriorates, the subadviser or the Board (where required by applicable regulations) will decide whether the instrument should be held or sold. All portfolio instruments purchased by the Fund will be denominated in U.S. dollars.

PGIM Government Money Market Fund

Under Rule 2a-7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Fund to impose such fees and gates in the future.
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.
Voluntary Yield Support. The Fund's Manager (PGIM Investments LLC) and/or Distributor (Prudential Investment Management Services LLC) may voluntarily undertake to reimburse expenses and/or waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager and Distributor are not required to reimburse expenses or waive fees to assist the Fund in attempting to maintain a positive yield, and any undertaking to do so may be amended or withdrawn at any time without notice.
Debt Obligations Issued by the U.S. Treasury
Debt obligations issued by the U.S. Department of the Treasury have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. The Fund may also invest in Treasury Inflation Protected Securities, known as “TIPS.” TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index.
Debt Obligations Issued or Guaranteed by the U.S. Government
The Fund may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Some U.S. Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not.
Repurchase Agreements
The Fund may enter into repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, where the Fund sells securities to a counterparty, in return for cash, and the Fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the Fund for the money borrowed. Although the Fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the Fund more volatile and increase the Fund’s overall investment exposure.
When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund purchases delayed-delivery securities, the price and interest rate are fixed at the time of purchase. For both when-issued and delayed-delivery securities, delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.
Asset-Backed Securities
The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.
Visit our website at www.pgim.com/investments

Floating Rate and Variable Rate Securities
The Fund may purchase “floating rate” and “variable rate” securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of 397 calendar days or less) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.
Other Investments
In addition to the strategies and securities discussed above, the Fund may use other strategies or invest in other types of securities as described in the Statement of Additional Information (“SAI”). The Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal Strategies: Investment Limits
◾Cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities:
At least 99.5% of total assets; Up to 100% of investable assets
◾Government securities and/or repurchase agreements that are collateralized by government securities: At least 80% of its net assets

Certain Non-Principal Strategies: Investment Limits
◾When-issued and delayed delivery securities: Up to 15% of investable assets ◾Illiquid Securities: Up to 5% of total assets
RISKS OF INVESTING IN THE FUND
The order of the below risk factors does not indicate the significance of any particular risk factor.
Adjustable and Floating Rate Securities Risk. The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invests.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the

PGIM Government Money Market Fund

issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Forward Commitments Risk. Forward commitments are subject to the risk that the counterparty to the forward commitment may fail to make payment or delivery in a timely manner or at all. Forward commitments are also subject to the risk that the value of the security to be purchased may decline prior to the settlement date.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. Certain of these entities may use predetermined, nondiscretionary mathematical formulas in their investment process that may result in large-scale asset flows into and out of the Fund. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Such redemptions may cause the Fund to have to sell securities at inopportune times or prices. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. To the extent a large shareholder in the Fund is an entity subject to domestic and/or international regulations governing banking, insurance, or other financial institutions, changes in those regulations (e.g., capital requirements) or in the shareholder’s financial status may cause or require the shareholder to redeem its investment in the Fund when it otherwise would not choose to redeem that investment. It is also possible that a significant redemption could result in an increase in Fund expenses on account of being spread over a smaller asset base, and therefore make it more difficult for the Fund to implement its investment strategy. Large redemptions could also result in tax consequences to shareholders. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
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Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions.
Money Market Fund Risk. There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. The SEC has proposed amendments to the rules applicable to money market funds, which, if adopted as proposed, could change the investment strategies, operations, and/or liquidity for certain money market funds.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund.
Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

PGIM Government Money Market Fund

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks including prepayment risk, extension risk, credit risk and interest rate risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Redemption Risk. The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price.
Reference Rate Risk. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
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Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve leverage, which may exaggerate the increase or decrease of the value of the Fund’s assets during the term of the agreement.
TIPS Risk. Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (“the Code”). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.
The Fund’s income may decline due to a decline in the Consumer Price Index for Urban Consumers (“CPI-U”), also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below the original face value of the security. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Fund’s investment manager may discontinue any temporary voluntary fee limitation.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.

PGIM Government Money Market Fund

HOW THE FUND IS MANAGED
BOARD OF DIRECTORS
The Fund is overseen by a Board of Directors (hereafter referred to as “Directors”, or the “Board”). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (“PGIM Investments”)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended July 31, 2022, the Fund paid PGIM Investments an effective management fee rate (net of waivers, as applicable) of 0.32% of the Fund's average daily net assets for all share classes.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of August 31, 2022, PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $298.9 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's subadviser and recommending termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated July 31.
SUBADVISER
PGIM, Inc. (“PGIM”) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”) that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of June 30, 2022, PGIM managed approximately $1.26 trillion in assets.
PGIM Fixed Income is the primary public fixed income asset management unit of PGIM, with $790 billion in assets under management as of June 30, 2022 and is the unit of PGIM that provides investment advisory services to the Fund.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgage-backed and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
*PGIM Fixed Income's assets under management includes the assets under management of PGIM Limited, an indirect wholly-owned subsidiary of PGIM.
DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund.
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The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgim.com/investments.

PGIM Government Money Market Fund

FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund, unless your shares are held in a qualified or tax-deferred plan or account.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund’s distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (“PMFS” or the “Transfer Agent”). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Net Investment Income	Monthly
Short-Term Capital Gains	Monthly
Long-Term Capital Gains	Annually
*The Fund declares dividends of any net investment income to shareholders on a daily basis and distributes the dividends every month. Under certain circumstances, the Fund may make more than one distribution of long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (“IRA”) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate U.S. shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
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Dividends from net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from U.S. corporations. Between 2018 and 2025, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
A U.S. shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-U.S. Shareholders
For a discussion regarding the taxation of non-U.S. shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

PGIM Government Money Market Fund

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. It is expected that all income dividends will be from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 8 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC (“PMFS”)
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-U.S. checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A*	Individual investors
Class C*	Certain types of exchanges from other funds and certain other investors
Class Z*	Certain group retirement plans, institutional investors and certain other investors
* The Fund’s Class A, Class C, and Class Z shares are generally closed to investments by new group retirement plans. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
Class C shares of the Fund may be purchased only:
◾
through the exchange of Class C shares of other mutual funds distributed by PIMS without the imposition of a contingent deferred sales charge (“CDSC”) at the time of the exchange; or
◾
by certain retirement and employee savings plans with the proceeds from the sale of shares of The Target Portfolio Trust (no minimum initial or subsequent investment).
Note: Class A shares purchased through an exchange from another Fund are assigned different NASDAQ symbols and CUSIP numbers than shares purchased directly. Please see the back cover for the applicable NASDAQ symbols and CUSIP numbers.

PGIM Government Money Market Fund

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.
Share Class Comparison. Use the following chart to help you compare the different share classes.
	Class A*	Class C*	Class Z*
Minimum purchase amount	$1,000	$1,000	None
Minimum amount for subsequent purchases	$100	$100	None
Maximum initial sales charge	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.125%	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial and subsequent investment for AIP accounts is $50 monthly (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). In addition, the minimum initial and subsequent investment requirements do not apply with respect to Class A and Class C shares when offered at NAV on fee-based programs, mutual fund “wrap” or asset allocation programs, mutual fund “supermarket” programs, and group retirement plans.
° If the value of your Class A, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes with the Fund, provided that the aggregate value of share classes with the same registration with the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A shares is 0.125%.
*The Fund’s Class A, Class C and Class Z shares are generally closed to investments by new group retirement plans.  Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
Closure of Certain Share Classes to New Group Retirement Plans
Effective June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
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	Class A	Class C	Class Z	Class R
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
◾
Eligible group retirement plans that are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
◾
Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
◾
Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan or its financial intermediary or other agent has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
◾
New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
◾
The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
◾
Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 8 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
◾
Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services;
◾
Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or
◾
Fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Class Z shares of the Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary for effecting such transaction. Because the Fund is not a party to any commission arrangement between you and your broker, any transactions in Class Z shares will be made by the

PGIM Government Money Market Fund

Fund at net asset value (before imposition of the commission). Any such fee is paid by you, not by the Fund, and the imposition of any such fee or commission by your broker or financial intermediary does not impact the net asset value for such Fund shares. Shares of the Fund are available in other share classes that have different fees and expenses.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
◾
Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
◾
Current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM Investments or any other affiliate of Prudential;
◾
Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
◾
Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
◾
PGIM Funds, including PGIM funds-of-funds;
◾
Qualified state tuition programs (529 plans); and
◾
Investors working with fee-based consultants for investment selection and allocations.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the PGIM Funds directly to the public, but instead markets and sells the PGIM Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each PGIM Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management fees or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
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Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
From time to time the Manager or an affiliate of the Fund (and not the Fund itself) may pay certain administrative fees in order to make the Fund available to shareholders. Such fees are not included in, and are paid separate and apart from, any revenue sharing payments.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services.

PGIM Government Money Market Fund

These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund's Anti-Money Laundering Compliance Officer oversees the Fund's anti-money laundering policies.
What Price Will You Pay for Shares of the Fund?
When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) generally 4:00 p.m., Eastern time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
For all shares, you will pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.
Unless regular trading on the NYSE closes before 4:00 p.m., Eastern Time, your order to purchase must be received by the Transfer Agent by 4:00 p.m., Eastern Time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to purchase
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is received by the Transfer Agent after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (“PMFS”), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (“AIP”). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an updated summary prospectus. We will also send or make available to you pursuant to Rule 30e-3 under the 1940 Act, an annual report and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's summary prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).

PGIM Government Money Market Fund

Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (“ACH”)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the SEC, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
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You are selling more than $100,000 of shares;
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You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
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You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
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You are a business or a trust; or
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You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right
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to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
Contingent Deferred Sales Charge (“CDSC”)
Class A, Class C and Class Z shares of the Fund may be sold without any sales charge. If you own Class A shares (in some cases) or Class C shares and you exchanged into the Fund from another mutual fund distributed by PIMS, you will be subject to any applicable CDSC imposed by the original fund when you sell your shares of the Fund. The amount of the CDSC imposed on your sale of shares of the Fund will depend on the date you purchased the shares of the original fund, without regard to the time the Class A or Class C shares were held in the Fund. You should read the prospectus of the original fund for a description of the applicable CDSC.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (“AIP”) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your Class A, Class C or Class Z account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.

PGIM Government Money Market Fund

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another PGIM Fund.
In addition, Class R6 shares may not be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into PGIM Government Money Market Fund, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
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Frequent Purchases and Redemptions of Fund Shares
Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern Time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern Time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

PGIM Government Money Market Fund

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal years or periods (as applicable) ended July 31, 2022. Certain information reflects financial results for a single fund class share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights for the fiscal years ended July 31, 2021 and after were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended July 31, 2021 was audited by another independent registered public accounting firm.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
Class A Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) and net realized gain (loss) on investment transactions	-(b)	-(b)	0.01	0.02	0.01
Dividends to shareholders	-(b)	-(b)	(0.01)	(0.02)	(0.01)
Net asset value, end of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c):	0.20%	0.01%	0.76%	1.69%	0.82%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$505,406	$414,625	$442,260	$348,427	$381,073
Average net assets (000)	$443,402	$475,166	$407,195	$390,207	$440,589
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.23%	0.09%	0.49%	0.64%	0.61%
Expenses before waivers and/or expense reimbursement	0.63%	0.63%	0.64%	0.64%	0.61%
Net investment income (loss)	0.14%	0.01%	0.70%	1.67%	0.81%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

Visit our website at www.pgim.com/investments

Class C Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) and net realized gain (loss) on investment transactions	-(b)	-(b)	0.01	0.02	0.01
Dividends to shareholders	-(b)	-(b)	(0.01)	(0.02)	(0.01)
Net asset value, end of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c):	0.21%	0.05%	0.71%	1.69%	0.84%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$12,793	$10,242	$14,538	$7,931	$9,908
Average net assets (000)	$10,254	$12,853	$10,815	$10,913	$11,277
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.25%	0.06%	0.48%	0.65%	0.60%
Expenses before waivers and/or expense reimbursement	0.64%	0.59%	0.68%	0.65%	0.60%
Net investment income (loss)	0.17%	0.04%	0.52%	1.69%	0.81%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

Class Z Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) and net realized gain (loss) on investment transactions	-(b)	-(b)	0.01	0.02	0.01
Dividends to shareholders	-(b)	-(b)	(0.01)	(0.02)	(0.01)
Net asset value, end of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c):	0.26%	0.01%	0.91%	1.91%	1.01%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$86,089	$82,110	$90,399	$76,956	$84,915
Average net assets (000)	$75,926	$86,432	$83,610	$84,238	$85,131
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.18%	0.09%	0.36%	0.43%	0.42%
Expenses before waivers and/or expense reimbursement	0.42%	0.43%	0.43%	0.43%	0.42%
Net investment income (loss)	0.20%	0.01%	0.84%	1.89%	1.00%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

PGIM Government Money Market Fund

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
◾MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ◾WEBSITE www.pgim.com/investments	◾TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

◾E-DELIVERY
To receive your mutual fund documents on-line, go to pgim.com/investments/resource/edelivery and enroll.
Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

◾STATEMENT OF ADDITIONAL INFORMATION (“SAI”) (incorporated by reference into this Prospectus) ◾SEMI-ANNUAL REPORT	◾ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the SEC as follows (the SEC charges a fee to copy documents):
◾ELECTRONIC REQUEST publicinfo@sec.gov	◾VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Government Money Market Fund
		Class A	Class C	Class Z
Purchase	NASDAQ	PBMXX	N/A	PMZXX
	CUSIP	74440W409	74440W300	74440W805
Exchange	NASDAQ	MJAXX	MJCXX	N/A
	CUSIP	74440W102	74440W300	N/A
MF108STAT The Fund's Investment Company Act File No. 811-02619

PGIM Government Money Market Fund
STATEMENT OF ADDITIONAL INFORMATION  |  September 29, 2022
This Statement of Additional Information (“SAI”) of PGIM Government Money Market Fund (the “Fund”), the sole series of the Prudential Government Money Market Fund Inc., is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated September 29, 2022. The Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940. This SAI has been incorporated by reference into the Fund’s Prospectus.
The Fund's audited financial statements are incorporated into this SAI by reference to the Fund’s 2022 Annual Report (File No. 811-2619). You may request a copy of the Annual Report at no charge by calling (800) 225-1852.

PGIM GOVERNMENT MONEY MARKET FUND
Purchase A:PBMXX	Exchange A:MJAXX	Exchange C:MJCXX	Purchase Z:PMZXX

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery
MF108B

Table of Contents
3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT objective & POLICIES
4	INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
10	INVESTMENT RESTRICTIONS
12	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
20	MANAGEMENT & ADVISORY ARRANGEMENTS
27	OTHER SERVICE PROVIDERS
28	DISTRIBUTION OF FUND SHARES
30	COMPUTATION OF OFFERING PRICE PER SHARE
30	PORTFOLIO TRANSACTIONS & BROKERAGE
32	ADDITIONAL INFORMATION
33	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
34	FINANCIAL STATEMENTS
35	PART II
35	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
39	NET ASSET VALUE
40	SHAREHOLDER SERVICES
43	TAXES, DIVIDENDS AND DISTRIBUTIONS
50	CAPITAL LOSS CARRYFORWARDS
50	DISCLOSURE OF PORTFOLIO HOLDINGS
52	PROXY VOTING
53	CODES OF ETHICS
53	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
55	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about the Fund. It provides additional information about the Fund’s Board of Directors (hereinafter referred to as “Board members”), the advisory services provided to and the management fees paid by the Fund, information about other fees paid by and services provided to the Fund and other information.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
1940 Act Laws, Interpretations and Exemptions	Exemptive order, SEC release, no-action letter or similar relief or interpretations, collectively
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CEA	Commodity Exchange Act, as amended
CFTC	U.S. Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Exchange	NYSE Arca, Inc.
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
Fitch	Fitch Ratings, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Manager or PGIM Investments	PGIM Investments LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations
NAV	Net Asset Value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over the Counter
Prudential	Prudential Financial, Inc.
PMFS	Prudential Mutual Fund Services LLC
QPTP	“Qualified publicly traded partnership” as the term is used in the Internal Revenue Code of 1986, as amended
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings

3

Term	Definition
SEC	U.S. Securities and Exchange Commission
World Bank	International Bank for Reconstruction and Development
FUND CLASSIFICATION, INVESTMENT objective & POLICIES
The Fund is a diversified, open-end management investment company.
The Fund’s investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund's investment objective is fundamental and may not be changed without shareholder approval.
INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
The principal investment policies and strategies of the Fund are described in the Fund’s Prospectus. In addition, the Fund may from time to time use the securities, instruments, policies and strategies that are further identified below in seeking to achieve its objective.
Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. The order of the below investments, investment strategies and risks does not indicate the significance of any particular investment, investment strategy or risk. The Fund also may invest from time to time in certain types of investments and investment strategies that are not discussed below. Please also see the Prospectus and the “Fund Classification, Investment Objective & Policies” section of this SAI.
ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs and CLOs may charge management fees and administrative expenses.
For CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CBO or CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs and CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and CLOs may be characterized by the Fund as illiquid investments; however, an active dealer market may exist for CBOs and CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to

PGIM Government Money Market Fund 4

make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
BORROWING. Unless noted otherwise, the Fund may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1∕3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
COMMODITY EXCHANGE ACT REGISTRATION. The Manager has filed a notice of exclusion from registration as a “commodity pool operator” under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. In order for the Manager to claim exclusion from registration as a “commodity pool operator” with respect to the Fund under the CEA, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indices, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and other risks related to the use of technology, computer systems and the Internet to conduct business. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests.

5

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, that involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. Certain debt securities, however, may be subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) INTEGRATION. Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy unless specifically disclosed in its Prospectus, consideration of ESG factors that the subadviser deems financially material are embedded in various stages of the subadviser’s investment research processes for the Fund. In particular, where the subadviser believes an ESG factor or factors are likely to be financially material for an investment position over the relevant investment horizon, it will incorporate consideration of those factors into its overall credit assessment, alongside other relevant credit considerations. However, the ESG factors that the subadviser believes to be financially material can vary for each investment depending on the issuer’s activities and unique circumstances and may change over time. Further, ESG factors are not the sole considerations when making investment decisions for the Fund, and may be given more or less weight than other factors in the investment process. In some cases the subadviser may conclude that ESG factors are not likely to materially affect the financial value of an investment over its relevant investment horizon, or conclude that it believes that the investment adequately compensates investors for any material ESG risks that are present. The subadviser’s ESG integration processes are expected to evolve over time, so it is possible that the ESG factors being considered in the future may be different from those considered today. There can be no guarantee that the subadviser will correctly identify and evaluate all relevant ESG factors. It is also possible that the subadviser’s opinion of which ESG factors are likely to be financially material for an investment position could differ from those of other investors. Although the subadviser considers ESG factors as part of its investment process, there are no specific ESG criteria that must be considered in determining whether to include, maintain or exclude any potential investment for the Fund.
ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in illiquid securities. Illiquid securities include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
The Fund may invest in securities that are not registered (restricted securities) under the 1933 Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

PGIM Government Money Market Fund 6

MARKET DISRUPTION AND GEOPOLITICAL RISKS. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.
MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, non-U.S. government securities, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and non-U.S. branches, by non-U.S. banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and non-U.S. corporations.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, the likely rate of interest received will be lower than the rate on the security that was prepaid.
Mortgage-backed securities, including CMOs, can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed-rate mortgages. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.
Generally, adjustable rate mortgage securities (“ARMs”) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (“FRMs”) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest

7

rate index. The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some federal agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship, which remains ongoing as of the date of this SAI, will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises (“GSEs”) in the future.
The Fund may purchase certain mortgage-backed securities, the underlying investments of which consist of loans issued and/or serviced by an affiliated entity.
OPERATIONAL AND TRADING RISK. Systemic failures in the programs and systems employed by the subadviser, brokers and/or counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. The subadviser may not be in a position to verify the risks or reliability of third-party systems. These and other similar disruptions in the subadviser's operations may cause material losses to the Fund.
The subadviser makes extensive use of computer hardware, systems and software and its activities are exposed to risks caused by failures of IT infrastructure and data. Outright failure of the underlying hardware, operating system, software or network, may leave the subadviser unable to trade either generally or in certain of its strategies, and this may expose it to risk should the outage coincide with turbulent market conditions. To ameliorate this risk, backup and disaster recovery plans have been put in place by the subadviser.
REFERENCE RATE RISK. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

PGIM Government Money Market Fund 8

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.
REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other relatively liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.”
The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.
Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
U.S. GOVERNMENT AND AGENCY SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

9

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.
WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed-delivery basis or through a forward commitment. When delayed-delivery securities are purchased, the price and interest rate are fixed at the time of purchase. When-issued, delayed-delivery and forward commitment transactions all involve the purchase or sale of securities with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
INVESTMENT RESTRICTIONS
The Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
1. The Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities.
2. The Fund may not purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund’s total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).
3. The Fund may not purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.
4. The Fund may not make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under “Investment Objective and Policies.” The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.
5. The Fund may not borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund’s net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell

PGIM Government Money Market Fund 10

portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with the Fund’s custodian, liquid assets equal in value to the amount owed.
6. The Fund may not mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund’s net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.
7. The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.
8. The Fund may not act as an underwriter of securities.
9. The Fund may not purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.
10. The Fund may not purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such securities.
11. The Fund may not make investments for the purpose of exercising control or management.
12. The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days’ notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund’s total assets.
The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval.
The release referenced in Investment Restriction 5 has been rescinded by the SEC.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund’s asset coverage for borrowings falls below 300%, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to satisfy the 300% asset coverage requirement, as required by the 1940 Act Laws, Interpretations and Exemptions. The Fund monitors the portion of the Fund’s net assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.
Non-Fundamental Investment Policies
The Fund’s non-fundamental investment policies are as follows:
The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act, Rule 12d1-4 or 1940 Act Laws, Interpretations and Exemptions.
As a non-fundamental policy, the Fund shall not issue senior securities (except for emergency purposes for borrowing). The Board may change this non-fundamental policy without shareholder approval.

11

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.
Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97
President and Board Member, The Joyce
Foundation (charitable foundation) (since
2002); formerly Vice Chair, City Colleges of
Chicago (community college system)
(2011-2015); Trustee, National Park Foundation
(charitable foundation for national park system)
(2009-2018); Trustee, Economic Club of
Chicago (2009-2016); Trustee, Loyola University
(since 2018).
		None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97
Retired; formerly Managing Director (April
2008-May 2015) and Chief Investment Officer
(October 2008-November 2013) of Highmount
Capital LLC (registered investment adviser);
formerly Executive Vice President and Chief
Investment Officer (April 1993-August 2007) of
Bank of New York Company; President (May
2003-May 2007) of BNY Hamilton Family of
Mutual Funds.
		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94
President and Chief Executive Officer (since
March 1995) and formerly Chief Operating
Officer (December 1989-February 1995) of
Telemat Limited LLC (formerly Telemat Ltd)
(management consulting); formerly Vice
President (January 1985-June 1989) at Morgan
Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real
estate) (since December 2009); Director of
Northern Trust Corporation (financial services)
(since April 2006); formerly Director of Anixter
International, Inc. (communication products
distributor) (January 2006-June 2020).
Since March 2005
Barry H. Evans 1960 Board Member Portfolios Overseen: 96
Retired; formerly President (2005-2016), Global
Chief Operating Officer (2014-2016), Chief
Investment Officer - Global Head of Fixed
Income (1998-2014), and various portfolio
manager roles (1986-2006), Manulife Asset
Management (asset management).

Formerly Director, Manulife Trust Company
(2011-2018); formerly Director, Manulife Asset
Management Limited (2015-2017); formerly
Chairman of the Board of Directors of Manulife
Asset Management U.S. (2005-2016); formerly
Chairman of the Board, Declaration Investment
Management and Research (2008-2016).
Since September 2017
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97
Retired; Member (since November 2014) of the
Governing Council of the Independent Directors
Council (IDC) (organization of independent
mutual fund directors); formerly Executive
Committee of the IDC Board of Governors
(October 2019-December 2021); formerly
President and Chief Executive Officer
(2005-2012), Senior Vice President
(2004-2005), Senior Vice President of Sales and
Marketing (1997-2004), and various executive
management positions (1990-1997), John
Hancock Funds, LLC (asset management);
Chairman, Investment Company Institute’s
Sales Force Marketing Committee (2003-2008).
		None.	Since September 2013

PGIM Government Money Market Fund 12

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93
A. Barton Hepburn Professor Emerita of
Economics in the Faculty of Business, Columbia
Business School (since 2018); Visiting Fellow at
the Hoover Institution, Stanford University
(since 2015); Sole Member, ReidCourt LLC
(since 2008) (a consulting firm); formerly
Visiting Professor of Law, Stanford Law School
(2015-2021); formerly A. Barton Hepburn
Professor of Economics in the Faculty of
Business, Columbia Business School
(1996-2017); formerly Managing Director,
Global Head of Alternative Investment
Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January
2022) (global talent network); Independent
Director, Roku (since December 2020)
(communication services); formerly Independent
Director, Synnex Corporation (2019-2021)
(information technology); formerly Independent
Director, Kabbage, Inc. (2018-2020) (financial
services); formerly Independent Director,
Corporate Capital Trust (2017-2018) (a
business development company).
Since September 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 96
Retired; formerly Chief Economist for the
Investment Company Institute (ICI)
(2005-2017); formerly Senior Economist and
Director of Industry and Financial Analysis at
the ICI (1998-2004); formerly Senior Economist,
Industry and Financial Analysis at the ICI
(1996-1998); formerly Staff Economist at the
Federal Reserve Board (1989-1996); Director,
ICI Mutual Insurance Company (2012-2017).
		None.	Since March 2018
Grace C. Torres 1959 Board Member Portfolios Overseen: 96
Retired; formerly Treasurer and Principal
Financial and Accounting Officer of the PGIM
Funds, Target Funds, Advanced Series Trust,
Prudential Variable Contract Accounts and The
Prudential Series Fund (1998-June 2014);
Assistant Treasurer (March 1999-June 2014)
and Senior Vice President (September
1999-June 2014) of PGIM Investments LLC;
Assistant Treasurer (May 2003-June 2014) and
Vice President (June 2005-June 2014) of AST
Investment Services, Inc.; Senior Vice President
and Assistant Treasurer (May 2003-June 2014)
of Prudential Annuities Advisory Services, Inc.
		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96
President, Chief Executive Officer, Chief
Operating Officer and Officer in Charge of PGIM
Investments LLC (formerly known as Prudential
Investments LLC) (since January 2012);
President and PEO (since March 2022) of the
PGIM Private Real Estate Fund, Inc.; formerly
Executive Vice President of Jennison Associates
LLC and Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011);
Investment Company Institute - Board of
Governors (since May 2012).
		None.	Since January 2012

13

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97
Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice President
of Product Development and Marketing, PGIM
Investments (since February 2006); Vice
President (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; formerly Vice
President of Product Development and Product
Management, PGIM Investments LLC
(2003-2006).
		None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive
Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential
Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020);
Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST
Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM
Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Since December 2005
Isabelle Sajous 1976 Chief Compliance Officer
Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF
Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield
Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.;
Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President,
Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July
2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel
& Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).
Since April 2022
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential;
formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary
(since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of
Prudential Mutual Fund Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of
Prudential.
Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate
Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real
Estate Fund, Inc.
Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global
Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal
Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and
Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting
Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group
(2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019

PGIM Government Money Market Fund 14

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer
Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration;
Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.;
formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.
Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019
Kelly Florio 1978 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since
December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at
New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October
2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention
Associate (2006 -2009) at MetLife.
Since June 2022
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
◾
Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
◾
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
◾
There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
◾
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
◾
“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
◾
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Fund the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
The Fund pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Name	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year*

15

Compensation Received by Independent Board Members
Ellen S. Alberding***	$1,883	None	None	$332,000 (33/95)**
Kevin J. Bannon	$1,810	None	None	$312,000 (33/95)**
Linda W. Bynoe	$1,883	None	None	$332,000 (30/92)**
Barry Evans***	$1,963	None	None	$341,500 (32/94)**
Keith F. Hartstein	$2,110	None	None	$406,000 (33/95)**
Laurie Simon Hodrick***	$1,840	None	None	$316,000 (29/91)**
Brian Reid	$1,967	None	None	$330,500 (32/94)**
Grace C. Torres	$1,973	None	None	$345,500 (32/94)**
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2021.
** Number of funds and portfolios represent those in existence as of December 31, 2021 and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2021, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2021, amounted to $316,780, $326,000, and $305,320 for Ms. Alberding, Mr. Evans, and Ms. Hodrick, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with Fund governance—Audit, Nominating and Governance, Investment, and Compliance. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Grace C. Torres (Chair)
Laurie Simon Hodrick
Brian K. Reid
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Kevin J. Bannon
Ellen S. Alberding
Barry H. Evans
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the PGIM retail mutual funds and exchange-traded funds complex has formed joint committees to review the performance of each fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each fund that is subadvised by Jennison Associates LLC, PGIM Quantitative Solutions LLC and PGIM Wadhwani LLP. The Dryden

PGIM Government Money Market Fund 16

Investment Committee reviews the performance of each fund that is subadvised by PGIM Fixed Income, PGIM Real Estate (each of which is a business unit of PGIM, Inc.), PGIM Limited and PGIM Real Estate (UK) Limited. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein (ex-officio)
Laurie Simon Hodrick
Brian K. Reid
Dryden Investment Committee
Barry H. Evans (Chair)
Linda W. Bynoe
Keith F. Hartstein (ex-officio)
Grace C. Torres
Compliance Committee. The Compliance Committee serves as the liaison between the Board and the Fund's Chief Compliance Officer (“CCO”). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee's responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee's scope of responsibilities.
The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Compliance Committee is set forth below:
Brian K. Reid (Chair)
Barry H. Evans
Grace C. Torres
Keith F. Hartstein (ex-officio)
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Dryden & Gibraltar Investment Committees	Compliance Committee
4	4	4	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees—Audit, Nominating and Governance, Investment and Compliance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

17

The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Fund and other funds in the Fund Complex in 2017. Ms. Hodrick brings more than 30 years of experience as a finance academic, practitioner, and consultant.
Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (“ICI”) for 13 years.
Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (“CPA”).
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and

PGIM Government Money Market Fund 18

there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Scott E. Benjamin	None	Over $100,000
Stuart S. Parker	None	Over $100,000

19

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
MANAGEMENT & ADVISORY ARRANGEMENTS
MANAGER. The Manager’s address is 655 Broad Street, Newark, New Jersey 07102-4410. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the PGIM Funds. See the Prospectus for more information about PGIM Investments. As of August 31, 2022, the Manager served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $298.9 billion.
The Manager is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PMFS, an affiliate of PGIM Investments, serves as the transfer agent and dividend distribution agent for the PGIM Funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.
Pursuant to a management agreement between the Fund and PGIM Investments (the “Management Agreement”), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the “Custodian”) and PMFS. The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Fund's expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses:
◾
the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;
◾
all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and
◾
the fees, costs and expenses payable to any subadviser pursuant to a subadvisory agreement between PGIM Investments and such subadviser.
Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:
◾
the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
◾
the fees and expenses of Independent Board Members;
◾
the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
◾
the charges and expenses of the Fund's legal counsel and independent auditors and of legal counsel to the Independent Board Members;
◾
brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities (and futures, if applicable) transactions;
◾
all taxes and corporate fees payable by the Fund to governmental agencies;

PGIM Government Money Market Fund 20

◾
the fees of any trade associations of which the Fund may be a member;
◾
the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
◾
the cost of fidelity, directors and officers and errors and omissions insurance;
◾
the fees and expenses involved in registering and maintaining registration of the Fund and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
◾
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.
The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The applicable fee rate and the management fees received by PGIM Investments from the Fund for the indicated fiscal years are set forth below.
The management fee rate for the Fund is: 0.50% to $50 million of average daily net assets; 0.30% over $50 million of average daily net assets.
The management fee rate may be lower than the subadvisory fee rate due to certain waivers and/or expense reimbursements.
Management Fees Paid by the Fund
	2022	2021	2020
Gross Fee	$1,688,746	$1,823,351	$1,632,727
Amount Waived/ Reimbursed by PGIM Investments	$(1,562,121)	$(2,315,223)	$(530,260)
Net Fee	$126,625	$(491,872)	$1,102,467
Note: PIMS and the Manager have voluntarily undertaken to waive the distribution and service (12b-1) fees of Class A shares and to waive management fees of the Fund, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.01%. The waivers are voluntary and may be modified or terminated at any time.
SUBADVISORY ARRANGEMENTS. The Manager has entered into a subadvisory agreement (“Subadvisory Agreement”) with the Fund's subadviser. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment program and policies. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser's performance of such services.
The applicable fee rate and the subadvisory fees paid by PGIM Investments for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of the Fund, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreement. Subadvisory fees are paid by PGIM Investments out of the management fee that it receives from the Fund.
The subadvisory fee rate for the Fund is: 0.25% to $50 million of average daily net assets; 0.135% over $50 million of average daily net assets.
Subadvisory Fees Paid by PGIM Investments
Subadviser	2022	2021	2020
PGIM Fixed Income	$772,436	$833,008	$747,183
PGIM, Inc. (“PGIM”)

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COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
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business initiatives;
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the number of investment professionals receiving a bonus and related peer group compensation;
3.
financial metrics of the business relative to those of appropriate peer groups; and
4.
investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either (i) a composite of particular alternative investment strategies or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

PGIM Government Money Market Fund 22

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure — There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved or managed on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Government Money Market Fund 24

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates.
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities, the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of, or (iii) share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
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PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting

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or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
Conflicts Related to Securities Lending and Reverse Repurchase Fees.
When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse

PGIM Government Money Market Fund 26

repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, New York 10286, serves as Custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.
TRANSFER AGENT. PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (“BNYAS”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-transfer agent to the Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.
For the most recently completed fiscal year, the Fund incurred the following amount of fees for services provided by PMFS:

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Fees Paid to PMFS
Fund Name	Amount
PGIM Government Money Market Fund	$292,318
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the independent registered public accounting firm for the Fund.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), 655 Broad Street, Newark, New Jersey 07102-4410, acts as the distributor of all of the shares of the Fund. The Distributor is a subsidiary of Prudential.
The Distributor incurs the expenses of distributing each of the Fund's share classes pursuant to separate Distribution and Service (12b-1) Plans or Distribution Plans, as applicable, for each share class (collectively, “the Plans”) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the “Distribution Agreement”). PIMS also incurs the expenses of distributing any share class offered by the Fund which is not subject to a Distribution and Service (12b-1) Plan, and none of the expenses incurred by PIMS in distributing such share classes are reimbursed or paid for by the Fund.
The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, as applicable, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including sales promotion expenses.
Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor, as applicable, as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service (12b-1) fees, the Fund will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service (12b-1) fees, then it will retain its full fees and realize a profit.
The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.
Distribution expenses attributable to the sale of each share class are allocated to each such class based upon the ratio of sales of each such class to the combined sales of all classes of the Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class or another fund.
Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.
Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.
Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service (12b-1) fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.
CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Fund pays the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to 0.125% of the average daily net assets of the shares.

PGIM Government Money Market Fund 28

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan of the Fund. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. The payments received and amounts spent by the Distributor during the most recently completed fiscal year are detailed in the tables below.
Payments Received by the Distributor
Class A Distribution and Service (12B-1) Fees (Gross)	$412,806
Amount Waived	$(412,806)
Class A Distribution and Service (12B-1) Fees (Net)	$0
Note: PIMS and the Manager have voluntarily undertaken to waive the distribution and service (12b-1) fees of Class A shares and to waive management fees of the Fund, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.01%. The waivers are voluntary and may be modified or terminated at any time.
For the most recently completed fiscal year, the Distributor spent the following amounts on behalf of the Fund:
Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
Class A	$-	$-	$141,447	$141,447
* Includes amounts paid to affiliated broker/dealers.
** Including sales promotion expenses.
FEE WAIVERS AND SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of the distribution (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase the Fund's total return.
PAYMENTS TO FINANCIAL SERVICES FIRMS. As described in the Fund's Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.
The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2021 for marketing and product support of the Fund and other PGIM Funds as described above.
◾
Ameriprise Financial, Inc.
◾
Wells Fargo Advisors, LLC
◾
Prudential Retirement
◾
Charles Schwab & Co, Inc.
◾
Morgan Stanley Smith Barney
◾
Raymond James Financial
◾
National Financial Services
◾
Merrill Lynch Pierce Fenner & Smith Inc.
◾
LPL Financial LLC
◾
UBS
◾
Edward Jones
◾
Commonwealth Financial Network
◾
Matrix Financial Group
◾
Empower Retirement
◾
Cetera Advisor Networks
◾
Principal Securities Inc.
◾
PNC
◾
AIG Advisor Group
◾
Voya Financial
◾
ADP Broker Dealer, Inc.
◾
John Hancock
◾
American United Life Insurance Co.
◾
Nationwide Investment Services Co.

29

◾
TIAA
◾
Massachusetts Mutual
◾
Midatlantic Capital Group
◾
Standard Insurance Company
◾
Ascensus, LLC.
◾
Northwestern Mutual
◾
Securities America, Inc.
◾
Talcott Resolution Life
◾
Reliance Trust Company
◾
Alight Solutions LLC
◾
RBC Capital Markets, LLC
◾
T. Rowe Price
◾
Cambridge Investment Research
◾
The Vanguard Group, Inc.
◾
Sammons Retirement Solutions
◾
Lincoln Financial Group
◾
Valic Financial Advisors Inc.
◾
Citigroup Inc.
◾
Security Benefit
◾
Janney Montgomery Scott, LLC
◾
Newport Group, Inc.
◾
Securities Service Network, LLC
◾
KMS Financial Services Inc
◾
Triad Advisors, LLC
COMPUTATION OF OFFERING PRICE PER SHARE
Using the NAV at July 31, 2022, the offering prices of Fund shares were as follows:
Offering Price Per Share

Class A
NAV and redemption price per Class A share	$1.00
Class C
NAV and redemption price per Class C share	$1.00
Class Z
NAV and redemption price per Class Z share	$1.00
PORTFOLIO TRANSACTIONS & BROKERAGE
The Fund has adopted a policy pursuant to which the Fund and its Manager, subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadviser.
The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a non-U.S. securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

PGIM Government Money Market Fund 30

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objectives. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the Manager to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliate must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more

31

accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Set forth below is information concerning the payment of commissions by the Fund, including the amount of such commissions paid to an affiliate, if any, for the indicated fiscal years or periods:
Brokerage Commissions Paid by the Fund
	2022	2021	2020
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.
Broker-Dealer Securities Holdings
Broker/Dealer Name	Equity or Debt	Amount
None	None	None
ADDITIONAL INFORMATION
FUND HISTORY. The Fund was organized as a corporation under the laws of Maryland on December 22, 1975. In 2003, the Fund changed its name from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc. Effective February 16, 2010, the Fund changed its name to Prudential MoneyMart Assets, Inc. Effective March 30, 2016, the Fund changed its name to Prudential Government Money Market Fund, Inc. Effective June 11, 2018, the Fund changed its name to PGIM Government Money Market Fund.
DESCRIPTION OF SHARES AND ORGANIZATION. The Fund is authorized to issue 166,000,000,000 shares of common stock, $0.00001 par value per share, currently classified and designated as follows:
Class A Common Stock	11,000,000,000
Class C Common Stock	5,000,000,000
Class Z Common Stock	50,000,000,000
Class P Common Stock	100,000,000,000
Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) Class A shares are subject to distribution and/or service fees, (2) Class C shares. Class P shares and Class Z shares are not subject to any distribution and/or service fees, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (4) each class has a different exchange privilege, (5) only Class C shares have a conversion feature, and (6) Class P and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund’s Articles of Incorporation, Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The Board Members may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.
The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund’s outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business.

PGIM Government Money Market Fund 32

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the name and address of any person (a “principal shareholder”) who owned of record or beneficially 5% or more of any class of outstanding shares of the Fund and their percentage of ownership. Also set forth below are the name and address of any person (a “control person”) who owned of record or beneficially either directly or through controlled companies more than 25% of the voting securities of the Fund or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.
Principal Fund Shareholders (as of September 9, 2022)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Government Money Market Fund – Class A Exchange	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	29,647,267.130	18.70%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20,285,646.000	12.79%
	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	9,597,792.760	6.05%
PGIM Government Money Market Fund – Class A Purchase	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	186,080,840.460	55.62%
	PIMS/Prudential Retirement as Nominee for the TTEE/CUST Pl 007 Southwest Carpenters 533 S. Fremont Ave Los Angeles, CA 90071	46,078,736.120	13.77%
PGIM Government Money Market Fund – Class C	Wells Fargo Clearing Svcs LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,963,886.620	16.12%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,920,341.010	15.76%
	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	964,606.750	7.92%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	869,231.520	7.13%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	840,479.880	6.90%
	American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	744,832.260	5.42%
PGIM Government Money Market Fund – Class Z	TIAA, FSB CUST/TTEE FBO: Retirement Plans for Which TIAA Acts as Recordkeeper Attn: Trust Operations 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	45,447,944.150	52.25%

Principal Fund Shareholders (as of September 9, 2022)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	13,060,864.520	15.02%
	PIMS/Prudential Retirement as Nominee for the TTEE/CUST Pl 006 Fair Fund Settlement Holding 30 Scranton Office Park Scranton, PA 18507	5,140,276.600	5.91%

Control Persons (as of September 9, 2022)
Fund Name	Shareholder Name and Address	No. of Shares	% of Fund
PGIM Government Money Market Fund	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	186,080,840.460	31.42%
As of the date of this SAI, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.
FINANCIAL STATEMENTS
The financial statements for the Fund for the fiscal year ended July 31, 2022, which are incorporated in this SAI by reference to the 2022 Annual Report to shareholders (File No. 811-02619), were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. You may obtain a copy of the Annual Report at no charge by request to the Fund by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

PGIM Government Money Market Fund 34

PART II
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
SHARE CLASSES. The Fund may offer shares of one or more classes to investors. Not every share class described in this SAI may be offered, and investors should consult their Prospectus for specific information concerning the share classes that are available to them.
Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class C shares or Class A shares, in certain circumstances). Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6 and Class Z shares, if offered, are offered only to a limited group of investors at NAV without any sales charges.
Additional or different classes of shares may also be offered, including Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6. If offered, specific information with respect to these share classes is set forth in the Prospectus and SAI.
For more information, see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares” in the Prospectus.
PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's Custodian.
If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies the Fund's name, the share class to be purchased, your name, individual account number, Direct Deposit Account (“DDA”) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.
ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are relatively liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.
MULTIPLE ACCOUNTS. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under “How to Buy and Sell Fund Shares—How to Buy Shares” are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.
REOPENING AN ACCOUNT. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.
RESTRICTIONS ON SALE OF FUND SHARES. The right of redemption may be suspended or the date of payment may be postponed for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal of Fund securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

REDEMPTION IN KIND. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash, and you would bear all market risk relating to the securities until the securities are sold. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.
RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under “Reducing or Waiving Class A's Initial Sales Charge” in the Prospectus, may aggregate the value of their existing holdings of Class A and Class C shares of the Fund and shares of other PGIM Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with PMFS and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or PMFS must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to PGIM Government Money Market Fund.
SALE OF SHARES. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS or your broker or other financial intermediary. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (“CDSC”), as described in “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the NAV is computed for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. Eastern Time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.
All correspondence and documents concerning redemptions should be sent to the Fund in care of PMFS, P.O. Box 9658, Providence, Rhode Island 02940 or to your broker or other financial intermediary.
If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of PMFS, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.
Payment for redemption of recently purchased shares may be delayed until the Fund or PMFS has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.
SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on PMFS’ records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be Medallion signature guaranteed. The Medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. PMFS reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. PMFS also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a Medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in PMFS' records, a Medallion signature guarantee is not required.
Under normal market conditions, payment for shares presented for redemption will be made by check within seven days after receipt by PMFS or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such

PGIM Government Money Market Fund 36

payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has an NAV of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (“ACH”) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern Time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Fund Shares-Telephone Redemptions or Exchanges” in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.
INVOLUNTARY REDEMPTION. If the value of your account with PMFS is less than $500 for any reason, PMFS may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (“IRA”) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan (“AIP”) accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts under the same registration with multiple share classes in the Fund whose combined value exceeds $500, or (iv) clients with assets more than $50,000 across the PGIM Funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.
PMFS has the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, PMFS is required by law to close your account if you do not provide the required identifying information; this would result in the redemption of shares at the then-current day's NAV and the proceeds would be remitted to you via check. PMFS will attempt to verify your identity within a reasonable time frame (e.g., 60 days) which may change from time to time.
ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your Class A, Class C or Class Z account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail, (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.
90 DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege during the previous 12 months, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) This repurchase privilege can only be used once in a 12-month period. You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.
CONTINGENT DEFERRED SALES CHARGE (“CDSC”)
Class A. Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC.
Class C. Class C shares redeemed within 12 months of purchase will be subject to a CDSC of 1.00%. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you.
Waiver of CDSC. The Class A or Class C CDSC is waived if the shares are sold:
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After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or disability of the grantor). This waiver applies to individual shareholders as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability,
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To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account, and
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To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
If you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, PMFS will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.
Calculation of CDSC. The CDSC will be imposed on any redemption that reduces the current value of your Class A or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), and 12 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class C shares of a money market fund. See “Shareholder Services—Exchange Privileges” below.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.
As noted above, the CDSC will be waived in the case of a redemption following the death or permanent disability of a shareholder or, in the case of a trust account, following the death or permanent disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of permanent disability, provided that the shares were purchased prior to death or permanent disability.
The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For distributions from an IRA or 403(b) custodial account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder reaches qualified age based on applicable IRS regulations. The distribution form must be signed by the shareholder.

PGIM Government Money Market Fund 38

AUTOMATIC CONVERSION OF CLASS C SHARES. Class C shares automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge.
Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
Class C shares were generally closed to investments by new group retirement plans effective on or about June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.
The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the conversion of shares does not constitute a taxable event for federal income tax purposes. The automatic conversion of Class C shares into Class A shares may be suspended if such opinions or rulings are no longer available. If such conversions are suspended, Class C shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service (12b-1) fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.
EXCHANGE OF SHARE CLASSES WITHIN THE FUND. Within the Fund, investors or their financial intermediaries may wish to exchange investments in one share class of the Fund to another share class offered by the same Fund. For certain exchanges, subject to the discretion of the Manager and or its affiliates, the Fund may need to waive applicable sales charges in the share class that the shareholder is receiving and/or waive CDSC on the redeemed shares, as applicable.
Such exchanges may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the exchange of shares does not constitute a taxable event for federal income tax purposes. If such opinions or rulings are no longer available, then the exchange may be a taxable event. Shareholders should consult their tax advisers regarding the tax consequences of the exchange of shares.
Please contact PMFS at (800) 225-1852 for more details on such exchanges.
NET ASSET VALUE
The Fund’s NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Board has determined to maintain a dollar-weighted average portfolio maturity of 60 calendar days or less, to purchase only instruments having remaining maturities of 397 calendar days or less, and to invest only in securities determined by the investment subadviser under the supervision of the Board to be of minimal credit risk and to be of “eligible quality” in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board also has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund’s portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.
The Fund computes its NAV at the close of regular trading on the NYSE (usually 4:00 PM Eastern time), on each day the NYSE is open for trading. In the event that the NYSE closes before 4:00 p.m., you will receive the following day’s NAV if your order to sell is received after the NYSE closes. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund’s securities do not materially affect the NAV.
SHAREHOLDER SERVICES
Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by PMFS. Share certificates are no longer issued for shares of the Fund. The Fund furnishes to shareholders the following privileges and plans:
AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct PMFS in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to PMFS within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by PMFS. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
EXCHANGE PRIVILEGES. The Fund furnishes to shareholders the privilege of exchanging their shares of the Fund for shares of certain other PGIM Funds, as disclosed in the Fund’s Prospectus, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other PGIM Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of PGIM Funds, the exchange privilege is available for those funds eligible for investment in the particular program.
It is contemplated that the exchange privilege may be applicable to new PGIM Funds, the shares of which may be distributed by the Distributor.
In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to PMFS and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.
If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

PGIM Government Money Market Fund 40

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares” above.
You may also exchange shares by mail by writing to PMFS, P.O. Box 9658, Providence, RI 02940.
In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.
Class A shares: Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other PGIM Funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the PGIM Funds participating in the exchange privilege.
The following money market fund participates in the Class A exchange privilege: PGIM Government Money Market Fund (Class A shares).
Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, for which the Fund is an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Fund, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Fund at NAV if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.
Class C shares: Shareholders of the Fund may exchange their Class C shares of the Fund for Class C shares of other PGIM Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class C shares were held in a money market fund.
Class C shares may also be exchanged for shares of PGIM Government Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund.
At any time after acquiring shares of other funds participating in the Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any CDSC.
Shareholders who qualify to purchase Class Z shares may have their Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class C shares and (3) amounts representing Class C shares held beyond the applicable CDSC period. Class C shareholders must notify PMFS either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.
Participants in any fee-based program for which the Fund is an available option may arrange with the Transfer Agent or their recordkeeper to have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), the participant may arrange with the Transfer Agent or their recordkeeper to have such Class Z shares acquired through participation in the program exchanged for Class A shares at NAV. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) may arrange with the Transfer Agent or their recordkeeper to have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the PGIM Funds are available from PMFS, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and the Fund, or the Distributor, has the right to reject any exchange application relating to the Fund's shares.
Class R shares: Class R shares may be exchanged for Class R shares of other PGIM Funds.
Class R2 shares: Class R2 shares may be exchanged for Class R2 shares of other PGIM Funds (except the Prudential Day One Funds).
Class R4 shares: Class R4 shares may be exchanged for Class R4 shares of other PGIM Funds (except the Prudential Day One Funds).
Class R6 shares: Class R6 shares may be exchanged for Class R6 shares of other PGIM Funds (except the Prudential Day One Funds or the PGIM 60/40 Allocation Fund).
Class Z shares: Class Z shares may be exchanged for Class Z shares of other PGIM Funds.
AUTOMATIC INVESTMENT PLAN (“AIP”). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.
Further information about this program and an application form can be obtained from PMFS, the Distributor or your broker.
SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available to shareholders through the PMFS or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
PMFS, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.
Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances) and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.
MUTUAL FUND PROGRAMS. From time to time, the Fund may be included in a mutual fund program with other PGIM Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.
The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.
TAX-DEFERRED RETIREMENT PROGRAMS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or PMFS.
Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

PGIM Government Money Market Fund 42

TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Code, Treasury Regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If the Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a QPTP.
The Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in the Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more QPTPs (as such term is defined in the Code) and commonly referred to as “master limited partnerships.”
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. The Fund’s investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or non-U.S. income, franchise or withholding tax liabilities.
If for any year the Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of five years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.
Gains or losses on sales of stock or securities by the Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by the Fund on stock or securities and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require the Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

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In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement. The Fund will face a similar issue with market discount that it elects, or is required to accrue.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be “marked to market” for federal income tax purposes at the end of the Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain non-U.S. currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts or dispositions of debt securities denominated in a non-U.S. currency that are attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
The Fund may make investments in equity securities of non-U.S. issuers, subject to the requirements of its investment restrictions. If the Fund purchases shares in PFICs, the Fund may be subject to federal income tax on a portion of any “excess distribution” from such non-U.S. corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the

Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
Alternatively, the Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If the Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
Notwithstanding any election made by the Fund, dividends attributable to distributions from a non-U.S. corporation will not be eligible for the special tax rates applicable to qualified dividend income if the non-U.S. corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
The Fund may invest in REITs, subject to the requirements of its investment restrictions. The Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, between 2018 and 2025, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may pass through to its shareholders the special character of this income. Ordinary dividends received by the Fund from a REIT will generally not constitute qualified dividend income, which would be eligible for tax at a reduced rate.
Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at capital gain income tax rates. The amount of dividend income that may be reported by the Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. For tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the

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extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for treatment as qualified dividend income or for the dividends received deduction or qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.
Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of the Fund (other than if the Fund declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a non-U.S. corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.
The Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Distributions that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the

Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OR REDEMPTION OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.
Capital gain of a non-corporate U.S. shareholder is generally taxed at a federal income tax rate of up to 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts, which are adjusted annually for inflation. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Cost Basis Reporting. Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. The Fund’s Transfer Agent supports several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the Transfer Agent’s default method, which is average cost, no action is required on your part. For shares acquired on or after January 1, 2012, if you change your cost basis method, the new method will apply to all shares in the account if you request the change prior to the first redemption. If, however, you request the change after the first redemption, the new method will apply to shares acquired on or after the date of the change. Keep in mind that the Fund’s Transfer Agent is not required to report cost basis information to you or the IRS on shares acquired before January 1, 2012. However, the Transfer Agent will provide this information to you, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to you by the Transfer Agent and not transmitted to the IRS.
BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 24% of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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MEDICARE CONTRIBUTION TAX. A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 if married filing jointly). The Fund shareholder’s net investment income will generally include, among other things, dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.
NON-U.S. SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, net capital gain dividends, exempt-interest dividends, amounts retained by the Fund that are reported as undistributed capital gains, and amounts reported by the Fund as interest-related dividends or short-term capital gain dividends.
The foregoing applies when the non-U.S. shareholder’s income from the Fund is not effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.
Distributions that the Fund reports as “short-term capital gain dividends” or “net capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation (including a REIT dividend attributable to such gain) and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
The Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests if the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders).
In the case of non-U.S. non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-U.S. status.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) non-U.S. financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other non-U.S. entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-U.S. financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant non-U.S. financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-U.S. entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of non-U.S. taxes.
NON-U.S. TAXES. The Fund may be subject to non-U.S. withholding taxes or other non-U.S. taxes with respect to income (possibly including, in some cases, capital gain) received from sources within non-U.S. countries. So long as more than 50% by value of the total assets of the Fund (1) at the close of the taxable year, consists of stock or securities of non-U.S. issuers, or (2) at the close of each quarter, consists of interests in other regulated investment companies, the Fund may elect to treat any non-U.S. income taxes paid by it as paid directly by its shareholders.
If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund’s income taxes. A non-U.S. tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the non-U.S. source income. For this purpose, each shareholder must treat as non-U.S. source gross income (i) its proportionate share of non-U.S. taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from non-U.S. sources; the gain from the sale of securities will generally be treated as U.S. source income and certain non-U.S. currency gains and losses likewise will be treated as derived from U.S. sources. This non-U.S. tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund’s non-U.S. income taxes. In addition, shareholders will not be eligible to claim a non-U.S. tax credit with respect to non-U.S. income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels. For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be passed through to the shareholders and the amount of non-U.S. taxes, if any, for which shareholders of the Fund will not be eligible to claim a non-U.S. tax credit because the holding period requirements (described above) have not been satisfied.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.
CAPITAL LOSS CARRYFORWARDS
As of July 31, 2022, the Fund had no capital loss carryforwards.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of each Fund in the PGIM Fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of the Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of the Fund and the Fund’s adviser. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.
The Board has authorized PGIM Investments, as the investment manager of the Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Fund that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.
The Custodian Bank (Bank of New York Mellon) is authorized to facilitate, under the supervision of PGIM Investments, the release of portfolio holdings.

PGIM Government Money Market Fund 50

Regulatory Filings. Portfolio holdings for the Fund that relies on the provisions of Rule 2a-7 under the Investment Company Act of 1940 to maintain a stable net asset value (“NAV”) are filed with the SEC monthly on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Form N-MFP filings, as well as annual reports filed on Form N-CSR and semi-annual reports filed on Form N-CSRS, are available on the SEC’s website at www.sec.gov.Annual and semi-annual reports for the Fund are filed with the SEC on Form N-CSR and transmitted or made available to shareholders within 60 days after the end of the second and fourth fiscal quarters. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and at the website for the PGIM Funds (www.pgim.com/investments).
Additional Disclosures. Portfolio holdings information which appears on the PGIM Funds website may also be made available in printed form. When authorized by the Chief Compliance Officer and another officer of the PGIM Funds, portfolio holdings information may be publicly disseminated more frequently or at different periods than as described above.
Public Disclosures—Non-Specific Information. The Fund and/or PGIM Investments may publicly distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings.
Ongoing Nonpublic Disclosure Arrangements. The Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:
All requests from third parties for portfolio holdings shall require the following steps:
◾
A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
◾
The request shall be forwarded to PGIM Investments’ Product Development Group and to the Chief Compliance Officer or his delegate for review and approval.
◾
A confidentiality agreement in the form approved by the Fund officer must be executed by the recipient of the portfolio holdings.
◾
The Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PGIM Investments’ Law Department.
◾
Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Group to arrange the release of portfolio holdings.
◾
PGIM Investments’ Fund Administration Group shall arrange the release by the Custodian Bank.
Requests for disclosure to PGIM Investments or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.
Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
◾
Full holdings on a daily basis to Institutional Shareholder Services (“ISS”), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
◾
Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
◾
Full holdings on a daily basis to the Fund's subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When the Fund has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the subadviser has responsibility;
◾
Full holdings to the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
◾
Full holdings to the Fund’s counsel on an as-needed basis;
◾
Full holdings to counsel of the Fund’s independent board members on an as-needed basis;
◾
Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends;
◾
Full holdings to the Fund’s securities lending agent on a daily basis.
2. Analytical Service Providers

◾
Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;
◾
Full holdings on a daily basis to FactSet Research Systems Inc. (investment research provider) at the end of each day;
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Full holdings on a quarterly basis to Frank Russell Company (investment research provider) when made available;
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Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (PGIM Jennison Growth Fund and certain other selected PGIM Funds only);
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Full holdings on a daily basis to Bloomberg BVAL, ICE, S&P Global, Refinitiv and J.P. Morgan Pricing Direct (securities valuation);
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available;
◾
Full holdings on a daily basis to ICE/Hedgemark (liquidity calculations);
◾
Full holdings to Hedgemark (VaR calculations) on a daily basis (for funds that are full derivatives users pursuant to Rule 18f-4 under the 1940 Act).
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind” in the SAI.
PGIM Investments’ Law and Compliance Departments shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Fund’s compliance program under Rule 38a-1 under the 1940 Act.
A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by PGIM Investments Compliance.
There can be no assurance that the policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.
The Manager delegates to the Fund's subadviser(s) the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the subadviser or its affiliates. The Manager and the Board expect that the subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund's website at www.pgim.com/investments and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the subadviser(s) is set forth in its respective Appendix to this SAI.

PGIM Government Money Market Fund 52

CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, subadviser(s) and Distributor have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.
APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
PGIM, INC.
The policy of each of PGIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre‐determined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS
PGIM Fixed Income. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee. Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM Real Estate. PGIM Real Estate is a business unit of PGIM. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

PGIM Government Money Market Fund 54

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (“S&P”)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

PGIM Government Money Market Fund 56

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
◾ Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
◾ Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material default risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates a default or default-like process has begun, or the issuer is in standstill.
International Short-Term Credit Ratings

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.
(2) Articles of Amendment dated July 7, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.
(3) Articles Supplementary dated December 4, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.
(4) Articles Supplementary dated July 28, 2008, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on July 31, 2008.
(5) Articles of Amendment dated February 3, 2010, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on September 27, 2010.
(6) Articles Supplementary dated June 7, 2012, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on September 27, 2012.
(7) Articles Supplementary dated March 18, 2016, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on March 29, 2016.
(8) Articles Supplementary dated March 9, 2017, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on September 27, 2017.
(9) Articles of Amendment dated June 11, 2018, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on September 28, 2018.
(10) Articles of Amendment dated October 26, 2021. Filed herewith.
(11) Articles supplementary dated October 26, 2021. Filed herewith.
(b) By-Laws, as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.
(c)(1) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.
(2) Instruments defining rights of shareholders incorporated by reference to Exhibits (a) and (b).

(d)(1) Management Agreement between the Registrant and Prudential Mutual Fund Management (now known as PGIM Investments LLC), incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.
(2) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation (now known as PGIM, Inc.), incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.
(3) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.
(e)(1) Second Amended and Restated Distribution Agreement between Prudential Investments Mutual Funds and the Target Mutual Funds, and Prudential Investment Management Services LLC (PIMS) dated September 22, 2016. Incorporated by reference to Prudential Investment Portfolios 5. Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 811-09439) filed via EDGAR on September 23, 2016.
(2) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.
(f) Not applicable.
(g)(1) Custodian Agreement between the Registrant and The Bank of New York (BNY), incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on March 2, 2006.
(2) Amendment dated May 1, 2022, to the Custodian Agreement between the Registrant and BNY, dated November 7, 2002. Incorporated by reference to PGIM ETF Trust Post-Effective Amendment No. 27 on Form N-1A (File No. 333-222469) filed via EDGAR on May 16, 2022.
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(2) Amendment dated May 1, 2022, to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Prudential Investment Portfolios, Inc. 17 Post-Effective Amendment No. 65 on Form N-1A (File No. 33-55441) filed via EDGAR on May 24, 2022.
(i)(1) Opinion and Consent of Piper Rudnick LLP regarding legality of the securities being registered, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2004.
(2) Opinion and Consent of DLA Piper LLP regarding legality of the securities being registered, incorporated by reference to corresponding exhibit to Post-Effective Amendment No.49 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on October 1, 2008.
(j) Consent of independent registered public accounting firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.

(m)(1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(2) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A for Prudential Sector Funds, Inc., filed via EDGAR on January 29, 2021 (File No. 002-72097).
(o) Power of Attorney dated December 13, 2021.
(p)(1) Code of Ethics of Registrant. Filed as an exhibit to PGIM ETF Trust Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (file No. 333-222469), which was filed via EDGAR on October 29, 2020, and is incorporated herein by reference.
(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager, Distributor, and PGIM Fixed Income, dated January 2022. Filed as an exhibit to the Prudential Investment Portfolios, Inc. 14 Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A (file No. 002-82976), which was filed via EDGAR on April 27, 2022, and is incorporated herein by reference.
Item 29. Persons Controlled by or under Common Control with the Registrant.
None.
Item 30. Indemnification.
As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) limits the liability of PGIM Investments LLC (PGIM Investments) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b)(3) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PGIM Investments of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limits the liability of PGIM, Inc. (PGIM) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PGIM of its obligations and duties under the Subadvisory Agreement.
The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17 (i) of such Act remains in effect and is consistently applied.
The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.
Item 31. Business and other Connections of the Investment Adviser.
PGIM Investments LLC (“PGIM Investments”)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.
The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).
PGIM, Inc. (PGIM)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of PGIM, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS)
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Adam Scaramella (1)	President	N/A
Monica Oswald (3)	Executive Vice President	N/A

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Stuart S. Parker (2)	Executive Vice President	Board Member and President
Scott E. Benjamin (2)	Vice President	Board Member and Vice President
Francine Boucher (1)	Senior Vice President, Chief Legal Officer and Secretary	N/A
John N. Christolini (3)	Senior Vice President and Co-Chief Compliance Officer	N/A
Robert Smit (2)	Senior Vice President, Comptroller and Chief Financial Officer	N/A
Hansjerg Schlenker (2)	Senior Vice President and Chief Operations Officer	N/A
Lenore J Paoli (3)	Senior Vice President and Chief Risk Officer	N/A
Peter Puzio (3)	Senior Vice President	N/A
Kevin Chaillet (1)	Treasurer	N/A
Kelly Florio (4)	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Principal Business Addresses:
(1)
213 Washington Street, Newark, NJ 07102
(2)
655 Broad Street, Newark, NJ 07102
(3)
280 Trumbull Street, Hartford, CT 06103
(4)
751 Broad Street, Newark NJ, 07102
The business and other connections of PAD’s directors and principal executive officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 21570), the text of which is hereby incorporated by reference.
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon (BNY), 240 Greenwich Street, New York New York 10286, PGIM, Inc., 655 Broad Street, Newark, NJ 07102, the Registrant, 655 Broad Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102.
Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at 655 Broad Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of September, 2022.
Prudential Government Money Market Fund, Inc.
*
Stuart S. Parker, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Ellen S. Alberding	Director
* Kevin J. Bannon	Director
* Scott E. Benjamin	Director
* Linda W. Bynoe	Director
* Barry H. Evans	Director
* Keith F. Hartstein	Director
* Laurie Simon Hodrick	Director
* Stuart S. Parker	Director and President, Principal Executive Officer
* Brian K. Reid	Director
* Grace C. Torres	Director
* Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	September 28, 2022

POWER OF ATTORNEY
for the PGIM Open End Fund Complex
The undersigned, directors/ trustees and/or officers of each of the registered investment companies listed in Appendix A hereto, hereby authorize Andrew French, Claudia DiGiacomo, Diana Huffman, Melissa Gonzalez, Patrick McGuinness and Debra Rubano or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Ellen S. Alberding Ellen S. Alberding	/s/ Laurie Simon Hodrick Laurie Simon Hodrick
/s/ Kevin J. Bannon Kevin J. Bannon	/s/ Christian J. Kelly Christian J. Kelly
/s/ Scott E. Benjamin Scott E. Benjamin	/s/ Stuart S. Parker Stuart S. Parker
/s/ Linda W. Bynoe Linda W. Bynoe	/s/ Brian K. Reid Brian K. Reid
/s/ Barry H. Evans Barry H. Evans	/s/ Grace C. Torres Grace C. Torres
/s/ Keith F. Hartstein Keith F. Hartstein

Dated: December 13, 2021

APPENDIX A
Prudential Government Money Market Fund, Inc.
The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2
Prudential Investment Portfolios 3
Prudential Investment Portfolios Inc. 14
Prudential Investment Portfolios 4
Prudential Investment Portfolios 5
Prudential Investment Portfolios 6
Prudential National Muni Fund, Inc.
Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7
Prudential Investment Portfolios 8
Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 9
Prudential World Fund, Inc.
Prudential Investment Portfolios, Inc. 10
Prudential Jennison Natural Resources Fund, Inc.
Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16
Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18
Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
The Target Portfolio Trust
The Prudential Variable Contract Account-2
The Prudential Variable Contract Account-10
PGIM ETF Trust

Prudential Government Money Market Fund, Inc.
Exhibit Index
Item 28 Exhibit No.	Description
(a)(10)	Articles of Amendment dated October 26, 2021.
(a)(11)	Articles supplementary dated October 26, 2021.
(j)	Consent of independent registered public accounting firm.